UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

Genesco Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Marriott Drive
Nashville,, Tennessee		37214
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 367-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2023, the compensation committee of the board of directors of Genesco Inc. amended and restated the Company’s Third Amended and Restated EVA Incentive Compensation Plan (as so amended and restated, the “Fourth Amended and Restated EVA Plan”) to, among other things, cap any bonuses earned to three times target and eliminate future positive or negative contributions to bonus banks beginning in Fiscal 2024. As the program transitions away from banking, existing positive bonus banks (which are only applicable for the Schuh Group) will be paid out in equal annual installments over the next three fiscal years. As to existing negative bonus banks, bonuses earned over the next three fiscal years will be subject to the negative bank payback rules under the EVA Plan prior to amendment. At the conclusion of Fiscal 2026, there will be no remaining bonus banks.

Additionally, Mimi E. Vaughn, Board Chair, President and Chief Executive Officer, has been added as a participant in the Fourth Amended and Restated EVA Plan. Performance goals and target bonuses for Ms. Vaughn are to be approved by the compensation committee.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amended and Restated EVA Plan which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information under Item 1.01 above is incorporated by reference hereunder.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number Description

10.1 Fourth Amended and Restated EVA Incentive Compensation Plan

104 Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO, INC.

Date:	March 31, 2023	By:	/s/ Scott E. Becker
Scott E. Becker Senior Vice President, Secretary and General Counsel